UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2022

TB SA ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40260	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

PO Box 1093, Boundary Hall Cricket Square Grand Cayman, Cayman Islands	KY1-1102
(Address of principal executive offices)	(Zip Code)

(345) 814-5771

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	TBSAU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	TBSA	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	TBSAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statement and Audit Report.

On April 14, 2022, the audit committee of the Company’s board of directors (the “Audit Committee”), based on the recommendation of and after consultation with management, concluded that (i) the unaudited interim financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, filed with the SEC on June 1, 2021 and restated November 22, 2021; (ii) the unaudited interim financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021, filed with the SEC on August 24, 2021 and restated November 22, 2021 and (iii) unaudited interim financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021, filed with the SEC on November 22, 2021 (collectively, the “Affected Periods”) should no longer be relied upon due to the vesting terms of the Company’s Security Assignment Agreement with directors that were not properly evaluated and recorded.

The Company does not expect any of the above changes will have any impact on its cash position and cash held in the trust account established in connection with the IPO.

As such, the Company intends to restate the financial statements for the Affected Periods in amendments to its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2021, June 30, 2021 and September 30, 2021 filed with the SEC.

The Company had previously reported a material weakness in our internal control over financial reporting related to our accounting for complex financial instruments. The material weakness over the evaluation of vesting terms and recording of stock compensation expense is in addition to that previously reported material weakness. Management understands that the accounting standards applicable to our financial statements are complex and has since the inception of the Company benefited from the support of experienced third-party professionals with whom management has regularly consulted with respect to accounting issues. Management intends to continue to further consult with such professionals in connection with accounting matters. The Company’s remediation with respect to such material weakness will be described in more detail in the Form 10-K.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with the Company’s independent registered public accounting firm, Marcum LLP.

Refer to the following chart for additional information as to the accounting impact of these adjustments to the Company’s Financial Statements for the Affected Periods:

	As Previously Reported	Adjustment	As Restated
Statement of Operations for the period from January 27, 2021 (inception) through March 31, 2021
Stock compensation expense	$—	$267,150	$267,150
Net income	$280,867	$(267,150)	$13,717
Basic and diluted net income per share, Class A ordinary shares subject to possible redemption	$0.04	$(0.04)	$0.00
Basic and diluted net income per share, Class B ordinary shares	$0.04	$(0.04)	$0.00
Statement of Operations for the period from January 27, 2021 (inception) through June 30, 2021
Stock compensation expense	$—	$267,150	$267,150
Net income	$3,519,217	$(267,150)	$3,252,067
Basic and diluted net income per share, Class A ordinary shares subject to possible redemption	$0.20	$(0.01)	$0.19
Basic and diluted net income per share, Class B ordinary shares	$0.20	$(0.01)	$0.19

Statement of Operations for the period from January 27, 2021 (inception) through September 30, 2021
Stock compensation expense	$—	$267,150	$267,150
Net income	$7,680,775	$(267,150)	$7,413,625
Basic and diluted net income per share, Class A ordinary shares subject to possible redemption	$0.38	$(0.01)	$0.37
Basic and diluted net income per share, Class B ordinary shares	$0.38	$(0.01)	$0.37
Statement of Changes in Shareholders’ Equity for the period from January 27, 2021 (inception) through March 31, 2021
Stock compensation expense	$—	$267,150	$267,150
Accretion of Class A ordinary shares to redemption value - APIC	$(587,759)	$(267,150)	$(854,909)
Net income	$280,867	$(267,150)	$13,717
Accretion of Class A ordinary shares to redemption value - Accumulated deficit	$(13,019,284)	$267,150	$(12,752,134)
Statement of Cash Flows for the period from January 27, 2021 (inception) through March 31, 2021
Net income	$280,867	$(267,150)	$13,717
Adjustments to reconcile net income to net cash used in operating activities - Stock compensation expense	$—	$267,150	$267,150
Statement of Cash Flows for the period from January 27, 2021 (inception) through June 30, 2021
Net income	$3,519,217	$(267,150)	$3,252,067
Adjustments to reconcile net income to net cash used in operating activities - Stock compensation expense	$—	$267,150	$267,150
Statement of Cash Flows for the period from January 27, 2021 (inception) through September 30, 2021
Net income	$7,680,775	$(267,150)	$7,413,625
Adjustments to reconcile net income to net cash used in operating activities - Stock compensation expense	$—	$267,150	$267,150

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the impact of the Company’s restatement of certain historical financial statements, the Company’s cash position and cash held in the Trust Account and any proposed remediation measures with respect to identified material weaknesses. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 19, 2022

TB SA ACQUISITION CORP

By:	/s/ James Crawley
Name:	James Crawley
Title:	Chief Financial Officer